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                                   RADIUS INC.

                         NEW EMPLOYEE STOCK OPTION GRANT

OPTIONEE:

ADDRESS:

NUMBER OF SHARES OF COMMON STOCK PURCHASABLE:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

START DATE:

EXPIRATION DATE:

TYPE OF STOCK OPTION (CHECK ONE):      INCENTIVE      NONQUALIFIED
                                   ----           ----

          1. GRANT OF OPTION. Radius Inc. (the "COMPANY"), a California corporation, hereby grants to the optionee named above ("OPTIONEE") an option (this "OPTION") to purchase to the total number of shares of common stock of the Company set forth above (the "SHARES") at the exercise price per share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Grant and the Company's 1986 Stock Option Plan as amended to date (the "PLAN"). If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "CODE"). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Plan.

          2. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall become exercisable following the first six (6) month period after the Start Date set forth above, at the rate of four percent (4%) of the total number of Shares per calendar month for the next six months and two percent (2%) of the total number of shares per month for the next 38 months; provided, however, that this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date.

          3. RESTRICTIONS ON EXERCISE. Exercise of this Option is subject to the following limitations:

               (a) This Option may not be exercised unless such exercise is in compliance with the 1933 Act and all applicable state securities laws, as they are in effect on the date of exercise.

               (b) This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

          4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be employed by the Company or any Parent or Subsidiary of the Company (or in the case of an NQSO, an Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is an officer or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Board determines that Optionee is rendering substantial services


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as a part-time employee, consultant, contractor or adviser to the Company or any Parent, Subsidiary or Affiliate of the Company. The Board shall have discretion to determine whether Optionee has ceased to be employed by the Company and the effective date on which such employment terminated (the "TERMINATION DATE").

               (a) If an Optionee ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, this Option, to the extent that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee no later than (i) thirty (30) days after the Termination Date, or (ii) the Expiration Date, whichever occurs first.

               (b) If Optionee's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of Optionee or disability of Optionee within the meaning of Section 22(e)(3) of the Code, this Option, to the extent that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) no later than (i) twelve (12) months after the Termination Date or (ii) the Expiration Date, whichever occurs first.

Nothing in the Plan or this Grant shall confer on Optionee any right to continue in the employ of the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment at any time, with or without cause.

          5.   MANNER OF EXERCISE.

               (a) This Option shall be exercisable by delivery to the Company of an executed Stock Option Exercise Notice in a form available from the Company, which shall set forth Optionee's election to exercise this Option and the number of Shares being subscribed to.

               (b) Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased (i) in cash (by check), (ii) by surrender of shares of common stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (v) through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vi) where permitted by applicable law and approved by the Committee in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; or (vii) by any combination of the foregoing where approved by the Committee in its sole discretion. Optionees who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

               (c) Prior to the issuance of the Shares upon exercise of this Option, Optionee


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must pay or make adequate provision for any federal or state withholding obligations of the Company. Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

               (d) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee or Optionee's legal representative.

          6. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the date of this grant, or (ii) the date one year after transfer of such Shares to the Optionee upon exercise of the ISO, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

          7. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal or state securities laws and with all applicable requirements of any stock exchange or national market system on which the Company's common stock may be listed at the time of such issuance or transfer.

          8. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

          9. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

               (b) EXERCISE OF NONQUALIFIED STOCK OPTION. If this Option does not qualify as an ISO, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               (c) DISPOSITION OF SHARES. If the Shares are held for at least twelve months after the date of the transfer of the Shares pursuant to the exercise of this Option (and, in the case of an ISO, are disposed of at least two years after the Date of Grant), any gain realized on disposition of


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the Shares will be treated as long term capital gain for federal and
California income tax purposes.   If Shares purchased under an ISO are
disposed of within such one year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares - the date of exercise over the Exercise Price.

          10. INTERPRETATION. Any dispute regarding the interpretation of this agreement shall be submitted by Optionee or the Company forthwith to the Board or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

          11. ENTIRE AGREEMENT. The Plan and the Stock Option Exercise Notice are incorporated herein by reference. This Grant, the Plan and the Stock Option Exercise Notice constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                                   ACCEPTANCE

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and provisions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

OPTIONEE




By:
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